EXHIBIT 99.4

CORPORATE GOVERNANCE GUIDELINES

T-Bay Holdings, Inc.
Corporate Governance Guidelines

Approved: August 15, 2008

Over the course of T-Bay’s history, the Board of Directors has developed corporate governance policies and practices to help it fulfill its responsibilities to shareholders. These governance policies are memorialized in these guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company's business operations and to make decisions that are independent of the Company's management.

The guidelines are subject to future refinement or changes as the Board may find necessary or advisable for T-Bay in order to achieve these objectives.

Role of the Board
Shareholders elect the Board to oversee management and to assure that shareholder long-term interests are served. Through oversight, review, and counsel, the Board establishes and promotes T-Bay's business and organizational objectives. The Board oversees the Company's business affairs and integrity, works with management to determine the Company's mission and long-term strategy, performs the annual Chief Executive Officer evaluation, oversees CEO succession planning, establishes internal control over financial reporting, and assesses company risks and strategies for risk mitigation.

The Board recognizes that the long-term interests of shareholders are advanced by responsibly addressing the concerns of other stakeholders, including employees, customers, suppliers, government, and the public.

Board Composition and Selection; Independent Directors

1.
Board Size. The Board believes 3 to 7 members is an appropriate size based on the Company's present circumstances. The Board periodically evaluates whether a larger or smaller slate of directors would be preferable.

2.
Selection of Board Members. The Company’s shareholders elect Board members annually, except for Board action to fill vacancies. The Nomination and Governance Committee is responsible for recommending to the Board, director candidates for nomination and election. The Nomination and Governance Committee annually reviews with the Board the applicable skills and characteristics required of Board nominees in the context of current Board composition and Company circumstances. In making its recommendations to the Board, the Nomination and Governance Committee considers, among other things, the qualifications of individual director candidates in light of the Board Membership Criteria described below. The Nomination and Governance Committee uses a variety of sources, including executive search firms and shareholder recommendations, to identify director candidates. The Committee retains any search firms and approves payment of their fees.

The Nomination and Governance Committee will consider candidates recommended by shareholders. Shareholders wanting to suggest director candidates should submit their suggestions in writing to the attention of the Corporate Secretary of the Company, providing the candidate's name and qualifications for service as a Board member, a document signed by the candidate indicating the candidate's willingness to serve, if elected, and evidence of the shareholder's ownership of Company stock. A shareholder wanting to formally nominate a candidate must do so by following the procedures described in Section 1.12 of the Company's Bylaws.
The Board nominates director candidates for election by the shareholders and fills any Board vacancies that occur between shareholder elections pursuant to the Company's Bylaws.
3.
Board Membership Criteria. The Nomination and Governance Committee works with the Board on an annual basis to determine the appropriate characteristics, skills, and experience for the Board as a whole and its individual members with the objective of having a Board with diverse backgrounds and experience in business, government, education, and public service. Characteristics expected of all directors include independence, integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, the Board takes into account many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a large publicly traded company in today's business environment; understanding of the Company's business and technology; educational and professional background; personal accomplishment; and geographic, gender, age, and ethnic diversity. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company's business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience. In determining whether to recommend a director for re-election, the Nomination and Governance Committee also considers the director's past attendance at meetings, participation in and contributions to the activities of the Board, and the results of the most recent Board self-evaluation.

4.
Board Composition - Mix of Management and Independent Directors. The Board intends that, except during periods of temporary vacancies, a majority of its directors will be independent. In determining the independence of a director, the Board will apply the definition of "independent director" in the listing standards of the American Stock Exchange, and applicable laws and regulations. The Board will also consider all other relevant facts and circumstances bearing on independence.

5.
Term Limits. The Board does not believe it should limit the number of terms for which an individual may serve as a director. Directors who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Company based on their experience with and understanding of the Company's history, policies, and objectives. The Board believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and nomination process described in these guidelines.

6.
Election of Directors. The Company's Bylaws provide that any nominee who does not receive a majority of the shares cast in an election in which the number of nominees does not exceed the number of directors to be elected shall promptly offer his or her resignation to the Board following certification of the shareholder vote. A vote of the majority of shares cast means that the number of shares voted "for" must exceed the number of votes "against" that director. The Nominating and Governance Committee will promptly consider the resignation offer and make a recommendation to the Board. The Board will act on the Nominating and Governance Committee's recommendation within 90 days following certification of the shareholder vote. Thereafter, the Board will promptly disclose publicly its decision whether to accept the director's resignation offer. The director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating and Governance Committee recommendation or Board decision whether to accept his or her resignation offer.

7.
Retirement Policy. The Board believes that 75 is an appropriate retirement age for directors. Directors generally will not be nominated for re-election at any annual shareholder meeting following their 75th birthday.

8.
Directors with Significant Job Changes. The Board believes that any director who retires from his or her present employment, or who materially changes his or her position, should offer to resign from the Board. The Board, and specifically the Nomination and Governance Committee, will then evaluate whether the Board should accept the resignation based on a review of whether the individual continues to satisfy the Board's membership criteria in light of his or her new occupational status.

9.
Selection of CEO and Chairman; Lead Independent Director. The Board selects the Company's CEO and Chairman in the manner that it determines to be in the best interests of the Company's shareholders. The Board does not have a policy as to whether the Chairman should be an independent director, a non-management director, or a member of management. Instead, the Board selects the Company's CEO and Chairman in the manner that it determines to be in the best interests of the Company's shareholders. When the Chairman is a non-management director or a member of Company management, the Chairman of the Nomination and Governance Committee, who shall be an independent director, shall also act ex officio as the Lead Independent Director of the Board, with responsibility for coordinating the activities of the other independent directors and for performing the duties specified in these guidelines and such other duties as are assigned from time to time by the Board.

10.
Other Boards and Committees. Without specific approval from the Board, no director may serve on more than five public company boards (including the Company's Board) and no member of the Audit Committee may serve on more than three public company audit committees (including the Company's Audit Committee). In addition, directors who also serve as CEOs or in equivalent positions generally should not serve on more than two public company boards, including the Company's Board, in addition to their employer's board. In calculating service on a public company board or audit committee, service on a board or audit committee of a parent and its substantially owned subsidiary counts as service on a single board or audit committee. Any Audit Committee member's service on more than three public company audit committees will be subject to the Board's determination that the member is able to effectively serve on the Company's Audit Committee and the disclosure of that determination in the Company's annual proxy statement. The Nomination and Governance Committee and the Board will take into account the nature of and time involved in a director's service on other boards in evaluating the suitability of individual directors and making its recommendations to Company shareholders. Service on boards and/or committees of other organizations should be consistent with the Company's conflict of interest policies.

Board Meetings; Involvement of Senior Management and Independent Advisors

1.
Board Meetings - Frequency. The Board will generally hold four regularly scheduled meetings per year and will hold additional special meetings as necessary. In addition, the Board generally has an informal meeting each quarter to review and discuss the Company's business performance. Each director is expected to attend both scheduled and special meetings, except if unusual circumstances make attendance impractical.

2.
Board Meetings - Agenda. The Chairman of the Board, if the Chairman is an independent director, or otherwise the Chairman of the Nomination and Governance Committee acting as Lead Independent Director, and the CEO will set the agenda for each Board meeting, taking into account suggestions from other members of the Board. The agenda for each Board meeting will be distributed in advance to each director.

3.
Advance Distribution of Materials. All information relevant to the Board's understanding of matters to be discussed at an upcoming Board meeting should be distributed in writing or electronically to all members in advance, whenever feasible and appropriate. Each director is expected to review this information in advance of the meeting to facilitate the efficient use of meeting time. In preparing this information, management should ensure that the materials distributed are as concise as possible, yet give directors sufficient information to make informed decisions. The Board recognizes that certain items to be discussed at Board meetings are of an extremely sensitive nature and that the distribution of materials on these matters prior to Board meetings may not be appropriate.

4.
Access to Employees. The Board should have access to Company employees to ensure that directors can ask all questions and glean all information necessary to fulfill their duties. The Board may specify a protocol for making such inquiries. Management is encouraged to invite Company personnel to any Board meeting at which their presence and expertise would help the Board have a full understanding of matters being considered.

5.
Access to Independent Advisors. The Board and its committees have the right at any time to retain independent outside auditors and financial, legal, or other advisors, and the Company will provide appropriate funding, as determined by the Board or any committee, to compensate those independent outside auditors or advisors, as well as to cover the ordinary administrative expenses incurred by the Board and its committees in carrying out their duties.

6.
Executive Sessions of Independent Directors. The independent directors of the Company will meet regularly in executive session, i.e., with no management directors or management present—at least three times each fiscal year. Executive sessions of the independent directors will be called and chaired by the Chairman of the Board, if the Chairman is a non-management director, or otherwise by the Chairman of the Nomination and Governance Committee acting as Lead Independent Director. These executive session discussions may include such topics as the independent directors determine.

Communications with Shareholders
1.
Shareholder Communications to the Board. Shareholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the independent directors as a group, by the following means:

•	Mail: Attn: Board of Directors
•	Email: Jackzeng@sunpluschina.com.cn
Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. The Company will initially receive and process communications before forwarding them to the addressee.
Communications also may be referred to other departments within the Company. The Company generally will not forward to the directors a shareholder communication that it determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about the Company.
Concerns about questionable accounting or auditing matters or possible violations of the T-Bay Standards of Business Conduct should be reported pursuant to the procedures outlined in the Standards of Business Conduct, which are available on the Company's Web site at http://www.sunplaschina.com.cn/
2.	Attendance at Annual Shareholder Meeting. Each director is encouraged to attend the Company's annual meeting of shareholders

Performance Evaluation; Succession Planning
1.
Annual CEO Evaluation. The Chairman of the Board, if the Chairman is an independent director, or otherwise the Chairman of the Nomination and Governance Committee acting as Lead Independent Director, leads the Nomination and Governance Committee in conducting a review of the performance of the CEO at least annually. The evaluation results are reviewed and discussed with the independent directors, and the results are communicated to the CEO. The Nomination and Governance Committee establishes the evaluation process and determines the criteria on which the performance of the CEO is evaluated

2.
Succession Planning. As part of the annual officer evaluation process, the Compensation Committee works with the CEO to plan for CEO succession, as well as to develop plans for interim succession for the CEO in the event of an unexpected occurrence. Succession planning may be reviewed more frequently by the Board as it deems warranted.

3.
Board and Committee Self-Evaluation. The Nominating and Governance Committee is responsible for conducting an annual evaluation of the performance of the Board and each of its members. In addition, each committee is responsible for conducting an annual performance evaluation. Evaluation results are reported to the Board. The Nominating and Governance Committee's report should generally include an assessment of the Board's compliance with the principles set forth in these guidelines, as well as identification of areas in which the Board could improve its performance. Each committee's report generally should include an assessment of the committee's compliance with the principles set forth in these guidelines, the committee's charter, and identification of areas in which the committee could improve its performance.

Compensation
1.
Board Compensation Review. Generally, the Board is not compensated at this point. However, a direct may be reimbursed for expenses while performing duties for the Company. The Board should make changes in its director compensation practices only upon the recommendation of the Compensation Committee, and following discussion and unanimous concurrence by the Board.

2.
Director Stock Ownership. At this time, the Board does not receive stock compensation. The Board should make changes in its director stock ownership practices only upon the recommendation of the Compensation Committee, and following discussion and unanimous concurrence by the Board.

Committees
1.
Number and Type of Committees. The Board has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. The Board may add new committees or remove existing committees as it deems advisable in the fulfillment of its responsibilities. Each committee will perform its duties as assigned by the Board in compliance with Company Bylaws and the Committee's charter. Committee duties may be described briefly as follows:

•
Audit Committee. The Audit Committee oversees the work of the Company's accounting and internal audit processes. The committee is directly responsible for the appointment, compensation, retention, and oversight of the Company's independent auditors.

•
Compensation Committee. The Compensation Committee stays informed as to market levels of compensation and, based on evaluations, recommends compensation levels and systems to the Board. The Compensation Committee recommends to the Board the compensation of the Chief Executive Officer and determines the compensation of the other executive officers.

•
Nomination and Governance Committee. The Nomination and Governance Committee is responsible for recommending to the Board individuals to be nominated as directors. The committee evaluates new candidates and current directors, and performs other duties as described elsewhere in these guidelines.

2.
Composition of Committees; Committee Chairpersons. The Audit, Compensation, and Nomination and Governance Committees consist solely of independent directors. The Board is responsible for the appointment of committee members and committee chairpersons according to criteria that it determines to be in the best interest of the Company and its shareholders.

3.
Committee Meetings and Agenda. The chairperson of each committee is responsible for developing, together with relevant Company managers, the committee's general agenda and objectives and for setting the specific agenda for committee meetings. The chairperson and committee members will determine the frequency and length of committee meetings consistent with the committee's charter.

Miscellaneous
1.
Director Orientation and Continuing Education. The Nominating and Governance Committee and management are responsible for director orientation programs and for director continuing education programs to assist directors in maintaining skills necessary or appropriate for the performance of their responsibilities.

•
Orientation programs are designed to familiarize new directors with the Company's businesses, strategies, and policies and to assist new directors in developing the skills and knowledge required for their service.

•
Continuing education programs for Board members may include a combination of internally developed materials and presentations, programs presented by third parties at the Company, and financial and administrative support for attendance at qualifying university or other independent programs.

2.
Review of Governance Guidelines. The policies and practices memorialized in these guidelines have developed over a period of years. The Board expects to review these guidelines at least every two years, as appropriate.